UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2015

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 18, 2015, a wholly-owned subsidiary of Hillenbrand, Inc. (“Hillenbrand”) entered into an agreement to acquire Red Valve Company, Inc. (“Red Valve”) from its shareholders, as well as an agreement to acquire certain real estate used by Red Valve from Corinthian Realty, L.L.C. (“Corinthian”) (the “Transaction”).  The aggregate purchase price for the Transaction is $131,864,000 in cash, subject to certain post-closing adjustments, with $3,300,000 of the purchase price being paid to Corinthian for the real estate.  The Transaction is expected to close within approximately thirty days, subject to regulatory approval and customary closing conditions.

Based in Carnegie, Pennsylvania, Red Valve is a global leader in highly-engineered valves designed for municipal and industrial wastewater applications.

Attached as Exhibit 99.1 hereto is a copy of the press release issued by Hillenbrand regarding the Transaction.

The information furnished pursuant to Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any Hillenbrand filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 22, 2015, of Hillenbrand, Inc.

Disclosure Regarding Forward-Looking Statements

Throughout the press release we make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  As the words imply, these are forward-looking statements about future plans, objectives, beliefs, and expectations that might or might not happen in the future. As contrasted with historical information, forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks.

Words that could indicate we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would
become	pursue	estimate	will	forecast	continue	could
targeted	encourage	promise	improve	progress	potential	should

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements.

Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: the occurrence of any event, change or other circumstance that could prevent or delay the closing of the Transaction; the outcome of any legal proceedings that may be instituted against Hillenbrand, its affiliates, Red Valve, Corinthian or others following announcement of the Transaction; the inability to satisfy the conditions to complete the Transaction (or to complete the Transaction on a timely basis), including the receipt of required regulatory approvals; risks that the proposed Transaction disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of the Transaction, including potential accretion to Hillenbrand’s earnings, potential synergies and cost savings or the failure of Red Valve to achieve its plans and objectives generally; and legislative, regulatory and economic developments.

For a discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1A of Part I of our Form 10-K for the period ended September 30, 2015, located on our website and filed with the Securities and Exchange Commission.  We assume no obligation to update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: December 22, 2015

	BY:	/S/ Nicholas R. Farrell
Nicholas R. Farrell
Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 22, 2015, of Hillenbrand, Inc.